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Exhibit 99.2

Louisiana-Pacific Corporation
CONSOLIDATED STATEMENTS OF INCOME

(Dollar amounts in thousands)	2001	2000	1999	Q1 2001	Q2 2001	Q3 2001	Q4 2001	Q1 2002	Q2 2002	Q3 2002
Net Sales	$1,865,900	$2,461,900	$2,531,500	$448,200	$515,500	$504,000	$398,200	$471,800	$528,500	$501,800
OPERATING COSTS AND EXPENSES
Cost of sales	1,607,500	1,897,500	1,798,100	428,400	409,100	410,700	359,400	377,800	425,400	425,900
Depreciation and amortization	158,000	153,400	145,400	40,600	38,200	41,000	38,200	35,000	33,000	31,700
Depletion	18,300	43,100	30,400	4,400	3,600	5,900	4,400	4,300	2,600	3,600
Selling and administrative	157,200	234,700	212,000	41,600	46,500	36,000	33,100	36,200	39,800	35,600
Loss related to assets and liabilities transferred under contractual arrangement	42,400	—	—	4,400	7,900	9,400	20,800
Other operating credits and charges, net	55,400	70,500	8,200	12,200	2,000	(1,000)	42,200	2,600	(1,200)	(38,800)

Total operating costs and expenses	2,038,800	2,399,200	2,194,100	531,600	507,300	502,000	497,900	455,900	499,600	458,000
Income (loss) from operations	(172,900)	62,700	337,400	(83,400)	8,200	2,000	(99,700)	15,900	28,900	43,800
NON-OPERATING INCOME (EXPENSE)
Foreign currency exchange gain (loss)	2,400	(1,200)	(600)	2,100	(3,800)	1,600	2,500	(300)	(800)	(500)
Interest expense	(95,600)	(81,000)	(47,900)	(23,300)	(21,300)	(24,200)	(26,800)	(23,800)	(24,400)	(23,900)
Interest income	35,800	37,900	36,000	8,200	7,700	8,600	11,300	7,900	7,800	8,300

Total non-operating income (expense)	(57,400)	(44,300)	(12,500)	(13,000)	(17,400)	(14,000)	(13,000)	(16,200)	(17,400)	(16,100)
Income (loss) before taxes, minority interest, and equity in earnings of unconsolidated subsidiary	(230,300)	18,400	324,900	(96,400)	(9,200)	(12,000)	(112,700)	(300)	11,500	27,700
Provision (benefit) for income taxes	(89,500)	4,800	127,000	(15,900)	(1,300)	(15,300)	(57,000)	500	4,300	10,400
Equity in (income) loss of unconsolidated affiliate	—	—	—	—	400	400	(800)	(900)	(500)	(900)
Minority interest in net income (loss) of consolidated subsidiary	(5,100)	7,100	700	(1,300)	(1,300)	(1,300)	(1,200)	(500)	(200)	(200)

Income from continuing operations	(135,700)	6,500	197,200	(79,200)	(7,000)	4,200	(53,700)	600	7,900	18,400
Discontinued operations
Loss from discontinued operations	(58,800)	(33,200)	32,100	(16,700)	(4,400)	(9,700)	(28,000)	(6,300)	(33,800)	(24,700)
Income tax benefit	(22,900)	(12,900)	12,500	(6,500)	(1,700)	(3,800)	(10,900)	(2,500)	(12,700)	(9,600)

Loss on discontinued operations	(35,900)	(20,300)	19,600	(10,200)	(2,700)	(5,900)	(17,100)	(3,800)	(21,100)	(15,100)
Cumulative effect of accounting change	—	—	—	—	—	—	—	(6,300)
Net income (loss)	$(171,600)	$(13,800)	$216,800	$(89,400)	$(9,700)	$(1,700)	$(70,800)	$(9,500)	$(13,200)	$3,300

Income (loss) from continuing operations—per share	$(1.30)	$0.06	$1.86	$(0.76)	$(0.07)	$0.04	$(0.51)	$0.01	$0.08	$0.18

Net Income (Loss) Per Share—Basic and Diluted	$(1.64)	$(0.13)	$2.04	$(0.86)	$(0.09)	$(0.02)	$(0.68)	$(0.09)	$(0.13)	$0.03

Average shares of common stock outstanding—Basic and Diluted	104.4	104.1	106.2	104.4	104.4	104.4	104.4	104.6	104.6	104.6

Louisiana-Pacific Corporation
SEGMENT REPORT

(Dollar amounts in thousands)	2001	2000	1999	Q1 2001	Q2 2001	Q3 2001	Q4 2001	Q1 2002	Q2 2002	Q3 2002
Net sales:
OSB	$727,100	$937,300	$970,100	$165,700	$209,000	$194,800	$157,600	$185,100	$190,900	$170,100
Composite Wood	354,700	301,600	203,900	76,100	107,500	98,800	72,300	98,400	111,200	97,900
Plastic Building Products	131,000	128,900	94,000	26,800	37,800	39,800	26,600	30,000	43,700	47,000
Structural Framing Products	481,100	529,000	523,900	112,700	120,800	136,700	110,900	128,700	158,100	164,300
Pulp	48,000	151,500	143,200	32,900	9,900	3,900	1,300	100	600	600
Other	124,000	413,600	596,200	34,000	30,500	30,000	29,500	29,500	24,000	21,900

	$1,865,900	$2,461,900	$2,531,300	$448,200	$515,500	$504,000	$398,200	$471,800	$528,500	$501,800

Operating profit (loss):
OSB	$29,500	$227,500	$360,700	$(15,400)	$29,900	$24,700	$(9,700)	$22,900	$25,400	$7,100
Composite Wood	27,100	32,600	47,700	800	13,900	8,400	4,000	11,500	18,900	10,200
Plastic Building Products	(5,900)	(6,000)	14,500	(2,700)	(300)	(500)	(2,400)	700	1,400	3,400
Structural Framing Products	(11,100)	(26,400)	17,100	(7,000)	2,200	1,200	(7,500)	2,400	4,300	1,700
Pulp	(27,400)	12,800	(14,700)	(12,800)	(6,300)	(5,000)	(3,300)	(1,300)	(2,300)	1,400
Other	1,200	(9,400)	23,000	(3,200)	(400)	1,500	3,300	3,000	1,200	1,100
Other operating credits and charges, net	(55,400)	(70,500)	(8,200)	(12,200)	(2,000)	1,000	(42,200)	(2,600)	1,200	38,800
Loss from assets and liabilities transferred under contractual arrangement	(42,500)	—	—	(4,500)	(7,900)	(9,400)	(20,700)
General corporate and other expenses, net	(86,000)	(99,100)	(103,300)	(24,300)	(24,700)	(18,300)	(18,700)	(21,000)	(22,000)	(20,400)
Interest income (expense), net	(59,800)	(43,100)	(11,900)	(15,100)	(13,600)	(15,600)	(15,500)	(15,900)	(16,600)	(15,600)

Income (loss) before taxes, minority interest and equity in earnings of unconsolidated subsidiary	$(230,300)	$18,400	$324,900	$(96,400)	$(9,200)	$(12,000)	$(112,700)	$(300)	$11,500	$27,700

DDA by Segment
OSB				$23,700	$23,900	$24,800	$23,400	$20,800	$17,900	$17,400
Composite Wood				5,800	6,000	5,600	5,700	4,900	5,200	5,000
Plastic Building Products				1,200	1,300	1,200	1,400	1,300	1,600	1,700
Structural Framing				6,000	6,300	8,600	6,300	6,200	6,300	6,800
Pulp				1,600	600	400	400	—	—	—
Other				4,400	1,400	3,100	2,600	3,300	2,100	1,700
Unallocated				2,300	2,300	3,200	2,800	2,800	2,500	2,700

				$45,000	$41,800	$46,900	$42,600	$39,300	$35,600	$35,300

QuickLinks

  Exhibit 99.2
Louisiana-Pacific Corporation CONSOLIDATED STATEMENTS OF INCOME
Louisiana-Pacific Corporation SEGMENT REPORT